Exhibit 10.1

AMENDMENT #1 TO THE STANDBY EQUITY COMMITMENT AGREEMENT ENTERED INTO ON NOVEMBER 22, 2021

THIS AMENDMENT #1 (the “Amendment”) to the SECA (as defined below) is made effective as of March 29, 2023 (the “Effective Date”), by and between Kisses From Italy Inc., a Florida corporation (the “Company”), and MacRab LLC, a Florida limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.     The Company and Holder are the parties to that certain standby equity commitment agreement (the “SECA”) originally entered into by the Company and Holder on November 22, 2021.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	The reference to “$0.10” in Section 7.2(o) of the SECA shall be changed to “$0.001”.

2.	Section 10.1 of the SECA shall apply to this Amendment.

3.	This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SECA. Except as specifically modified hereby, all of the provisions of the SECA, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

KISSES FROM ITALY INC. By: _/s/ Claudi Ferri Name: Claudio Ferri Title: Co-Chief Executive Officer	MACRAB LLC By: /s/ Mackey McFarlane Name: Mackey McFarlane Title: Member

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